SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                NOVEMBER 24, 1998

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission              IRS Employer
jurisdiction                        File Number             Identification
of incorporation                                            Number

Delaware                              1-3492                No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         In connection with the offering, sale and delivery by Registrant of $150 million principal amount Registrant's 5 5/8% Notes due December 1, 2008 (the "Notes") on November 24, 1998, Registrant is filing herewith as exhibits the final copy of the Terms Agreement and the form of Note. The offering, sale and delivery of the Notes, which constitute a part of Registrant's Medium Term Notes Due Nine Months or More From Date of Issue, Series A, have been registered pursuant to the registration provisions of the Securities Act of 1933, as amended, by virtue of Registrant's Registration Statement on Form S-3 (File No. 33-65772) which, as amended by Post-effective Amendment No. 2, became effective on December 19, 1996.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 1.1 - Terms Agreement dated November 19, 1998 between Halliburton Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other agents signatory thereto.

                  Exhibit 4.1 - Form of Note.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HALLIBURTON COMPANY




Date:  December 18, 1998                  By: /s/ Susan S. Keith
                                                ---------------------------
                                                  Susan S. Keith
                                                  Vice President, Secretary and
                                                  Corporate Counsel




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                                  EXHIBIT INDEX


Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

1.1                        Terms Agreement                    5 of 27

4.1                        Form of Note                       16 of 27







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